UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2015 (March 4, 2015)

LUMINEX CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-30109	74-2747608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12212 TECHNOLOGY BLVD., AUSTIN, TEXAS	78727
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (512) 219-8020

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 4, 2015, the Board of Directors (the “Board”) of Luminex Corporation (the “Company”) adopted an amendment and restatement of the Company's Amended and Restated By-Laws (as so amended, the “Amended By-Laws”) to adopt a majority voting standard and director resignation process for uncontested director elections. The amendment and restatement affects Article III, Section 3.3 of the Company's Amended and Restated By-Laws. The Amended By-Laws became effective immediately upon their adoption by the Board. The Company’s Amended and Restated Bylaws previously provided for a plurality voting standard in all director elections.
The Amended By-Laws provide that in order to be elected in an uncontested election, a director nominee must receive a majority of the votes cast with respect to that nominee's election such that the number of votes cast “for” a nominee's election exceeds the number of votes “withheld” from that nominee. Abstentions and broker nonvotes are not counted as votes cast with respect to a nominee and will have no effect on the outcome of the election of directors. If an incumbent director nominee fails to receive “for” votes representing a majority of the votes cast, the director is required to promptly tender his or her resignation to the Board, subject to acceptance by the Board. The Board’s Nominating and Corporate Governance Committee would then be charged with making a recommendation to the Board as to the action to be taken with respect to the tendered resignation. Taking into account the recommendation of the Nominating and Corporate Governance Committee and any other factors it deemed appropriate and relevant, the Board would publicly disclose its decision regarding the tendered resignation and the Board’s rationale behind its decision within ninety days of the certification of the election results. In contested elections where the number of nominees exceeds the number of directors to be elected, the voting standard will continue to be a plurality of votes cast.
If the Board accepts a director's resignation or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board may fill any resulting vacancy pursuant to the provisions of Section 3.4 of the Amended By-Laws or may decrease the size of the Board pursuant to the provisions of Section 3.2 of the Amended By-Laws. An incumbent director nominee not receiving a majority of the votes cast in an uncontested election will continue to serve until his or her successor is elected and qualified, or the Board accepts his or her resignation.
The foregoing description of the Amended By-Laws does not purport to be complete and is qualified in its entirety by reference to the Amended By-Laws, which are attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 8.01. Other Events.

Amended Stock Ownership Guidelines

On March 4, 2015, the Board adopted an amendment to the Company’s Corporate Governance Guidelines (the “Guidelines”) in order to further strengthen the alignment between the Company’s long-term performance with the personal wealth of its executives and non-employee directors and foster an ownership culture among its senior leadership. The Guidelines now provide that the targeted ownership levels are as follows: the Chief Executive Officer: 6 times annual salary; executive officers: 2.5 times annual salary; and non-employee directors: 5 times annual cash retainer, exclusive of meeting, chairperson and committee fees. Each executive officer and non-employee director who has not yet achieved the targeted ownership levels is expected to retain no less than 75% of the net number of shares (accounting for exercise price and tax withholdings) acquired upon any option exercises and, in the case of any restricted stock, 75% of net vested shares (accounting for tax withholdings) after each vesting date.

The foregoing description of the amendment to the Guidelines does not purport to be complete. The full text of the Guidelines, as amended, can be viewed at the “Investor Relations” section of the Company's website at http://www.luminexcorp.com. The information on the Company's website is not incorporated herein by reference.

Amendment to the Luminex Corporation Second Amended and Restated 2006 Equity Incentive Plan

On March 4, 2015, the Board, upon recommendation by the Compensation Committee of the Board, adopted an amendment (the “Plan Amendment”) to the Company’s Second Amended and Restated 2006 Equity Incentive Plan (the “Plan”) to revise Section 6.2 thereof in order to limit the ability of the Compensation Committee of the Board to (i) adjust the price of stock options and stock appreciation rights granted pursuant to the Plan and (ii) cancel stock options and stock appreciation rights when the option or grant price exceeds the fair market value of the underlying shares in exchange for cash or another award.
The foregoing description of the Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the Plan Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Omnibus Amendment to the Luminex Corporation Restricted Share Unit Award Agreements

Pursuant to the Company’s 2012 Long Term Incentive Plan and the Company’s 2013 Long Term Incentive Plan (collectively, the “LTIPs”), the Company previously granted performance awards of restricted share units to Harriss T. Currie pursuant to restricted share unit award agreements (collectively, the “Award Agreements”). The Company and Mr. Currie have entered into an omnibus amendment (the “Omnibus Amendment”) to the Award Agreements to remove the tax gross-up provision previously contained therein, which was approved by the Compensation Committee of the Board. Mr. Currie is the only participant in the LTIPs with awards outstanding as of the date hereof.
The foregoing description of the Omnibus Amendment does not purport to be complete and is qualified in its entirety by reference to the Omnibus Amendment, which was previously filed as Exhibit 10.45 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed February 25, 2015, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Luminex Corporation.
10.1	Amendment to the Luminex Corporation Second Amended and Restated 2006 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2015	LUMINEX CORPORATION

	By:	/s/ Harriss T. Currie
		Name:	Harriss T. Currie
		Title:	Chief Financial Officer, Senior Vice President of Finance

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Luminex Corporation.
10.1	Amendment to the Luminex Corporation Second Amended and Restated 2006 Equity Incentive Plan.